EXHIBIT 10.51

FIFTH AMENDED AND RESTATED SECURITY AGREEMENT

For value received, and in consideration of one or more loans, letters of credit or other financial accommodations extended by JPMorgan Chase Bank, N.A. or any of its subsidiaries or affiliates (the “Bank”), to Avistar Communications Corporation, a Delaware corporation (the “Grantor”), the Grantor and the Bank agree, as of December 22, 2011, as follows:

1. Definitions.

“Account Control Agreement” shall mean a deposit or securities account control agreement or other similar agreement with any party acting as a financial intermediary or securities intermediary (including, without limitation, affiliates of the Bank) and shall specifically include any master deposit or securities account control agreement among the Bank and any of its affiliates, as amended from time to time.

“Collateral” means all personal property of the Grantor whether presently existing or hereafter created or acquired, and wherever located (including but not limited to: (i) accounts (including health-care-insurance receivables), chattel paper, deposit accounts, documents (including negotiable documents), equipment, general intangibles, goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Grantor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; (ii) all claims, demands, causes and choses in action in respect of any of the foregoing and all accessions and additions thereto; and (iii) any and all cash and non-cash proceeds and products of any of the foregoing, including without limitation, any and all proceeds of any insurance, indemnity, instruments, warranty or guaranty payable to such Grantor from time to time with respect to the Collateral and any and all other amounts from time to time paid or payable under or in connection with any of the Collateral) other than (w) any of the outstanding capital stock of any subsidiary of the Grantor that is a Controlled Foreign Corporation (as defined in the Internal Revenue Code of 1986, as amended, in excess of 65% of the voting power of all classes of capital Stock of such Controlled Foreign Corporation entitled to vote or (x) any restricted money market accounts maintained by the Grantor with Comerica Bank – California to the extent the same secures the Grantor’s obligations with respect to the letter of credit in the amount of $145,200 issued by such bank to Clemons Properties Partners L.P. or (y) the Borrower’s right to receive royalties or other funds or assets under the Sony Patent License Agreement, and the Borrower’s rights to enforce payment or delivery of such royalties or other funds or assets or (z) any “Excluded Patent Collateral.”

“Convertible Note” means each “Note” (as defined in, and issued pursuant to, any Convertible Note Purchase Agreement), all of which taken together being the “Convertible Notes.”

“Convertible Note Collateral Agent” means the “Collateral Agent” (as defined in the Convertible Note Purchase Agreement-2008).

“Convertible Note Investors” means each “Purchaser” (as defined in any Convertible Note Purchase Agreement), all of which taken together being the “Convertible Note Investors.”

“Convertible Note Purchase Agreement” means each of (i) the Convertible Note Purchase Agreement-2008 and (ii) the Convertible Note Purchase Agreement-2011, both of which taken together being the “Convertible Note Purchase Agreements.”

“Convertible Note Purchase Agreement-2008” means the Convertible Note Purchase Agreement dated January 4, 2008 by the Borrower and the purchasers parties thereto with respect to the Borrower‘s sale of its 4.5% convertible subordinated secured promissory notes.

“Convertible Note Purchase Agreement-2011” means the Convertible Note Purchase Agreement dated March 29, 2011 by the Borrower and the purchaser party thereto with respect to the Borrower‘s sale of its 4.5% convertible subordinated secured promissory note.

“Convertible Note Security Agreement” means each of (i) the Convertible Note Security Agreement-2008 and (ii) the Convertible Note Security Agreement-2011, both of which taken together being the “Convertible Note Security Agreements.”

“Convertible Note Security Agreement-2008” means the Security Agreement dated January 4, 2008 by the Borrower, the investors parties thereto and the “Collateral Agent” (as defined therein), delivered by the Borrower as security for the Borrower’s obligations under the Convertible Notes issued pursuant to the Convertible Note Purchase Agreement-2008.

“Convertible Note Security Agreement-2011” means the Security Agreement dated March 29, 2011 by the Borrower, delivered by the Borrower as security for the Borrower’s obligations under the Convertible Note issued pursuant to the Convertible Note Purchase Agreement-2011.

“Default” shall mean each “Event of Default” (as defined in the Note).

“Excluded Patent Collateral” shall mean:

(a) The Patents;

(b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that directly or indirectly incorporate by reference, or are directly or indirectly incorporated by reference into, the Patents;

(c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d) all non-United States patents, patent applications, and counterparts relating to the Patents or any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, other governmental grants or issuances, and any rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or governmental grants or issuances of any type related to any of the Patents and the inventions, invention disclosures, and discoveries therein;

(e) inventions, invention disclosures, and discoveries described in any of the Patents of any item in the foregoing categories (a) though (d);

(f) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (e), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

(g) causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or the rights described in the above subparagraphs (a) through (f) (including, without limitation, all causes of action and other enforcement rights for (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind) for past, current and future infringement; and

(h) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (a) through (g).

“Liabilities” means indebtedness, obligations and liabilities of any kind of the Grantor to the Bank, now or in the future, absolute or contingent, direct or indirect, joint or several, due or not due, arising by operation of law or otherwise, and costs and expenses incurred by the Bank in connection with the Collateral, this Agreement or the Note.

“Note” means the Third Amended and Restated Revolving Promissory Note (Libor/Prime) dated as of December 22, 2011 by the Grantor in favor of the Bank, as amended , restated or otherwise modified from time to time.

“Patents” shall mean the patents and patent applications listed in Exhibit A hereto.

           “Permitted Liens” means: (i) liens for unpaid taxes, assessments, or other governmental charges or levies that either (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings and for which Grantor maintains adequate reserves, (ii) judgment liens that do not constitute a Default, (iii) liens listed on the Borrower’s September 30, 2006 form 10, (iii)  the interests of lessors and licensors under leases and licenses in the ordinary course of business, (iv)  purchase money liens or the interests of lessors under capital leases to the extent that such liens or interests secure purchase money indebtedness and so long as (a) such lien attaches only to the asset purchased or acquired and the proceeds thereof and (b) such lien only secures the indebtedness that was incurred to acquire the asset purchased or acquired or any refinancing indebtedness in respect thereof, (v)  liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of Grantor’s business and not in connection with the borrowing of money, and which liens either (a) are for sums not yet delinquent or (b) are being contested in good faith by appropriate proceedings and for which Grantor maintains adequate reserves, (vi) liens on amounts deposited in connection with obtaining worker’s compensation or other unemployment insurance, (vii) liens on amounts deposited in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (viii) liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (ix) liens arising by virtue of any contractual, statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms, (x) liens on insurance proceeds securing the payment of financed insurance premiums and (xi) liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods and (xii) liens in favor of one or more Convertible Note Investors or the Convertible Note Collateral Agent for the benefit of one or more Convertible Notes Investors granted by the Borrower under any Convertible Note Security Agreement.

“Sony Patent License Agreement” means Patent License Agreement dated July 17, 2006, as amended, by the Borrower and Sony Computer Entertainment, Inc., as amended, modified, supplemented or extended from time to time, or as any provision thereof may be waived, and any patent license agreement executed by Borrower and Sony Computer Entertainment, Inc. in substitution or replacement therefor.

“UCC” means the Uniform Commercial Code in effect in the State of New York.  Unless the context otherwise requires, all terms used in this Agreement which are defined in the UCC will have the meanings stated in the UCC.

2. Grant of Security Interest.  As security for the payment of all the Liabilities, the Grantor pledges and grants to the Bank a security interest in and right of setoff against, the Collateral.

3. Agreements, Representations and Warranties of the Grantor and Rights of the Bank.

(a) The Grantor represents and warrants that: the Grantor is the sole owner of the Collateral and the Collateral is free of all encumbrances except for (i) the security interest in favor of the Bank created by this Agreement and for (ii) Permitted Liens.

(b) The Grantor irrevocably authorizes the Bank to exercise the rights granted to the Bank herein, at its option, for its own benefit, either in its own name or in the name of the Grantor, and appoints the Bank as its attorney-in-fact to take all action permitted under this Agreement.

(c) Without the prior written consent of the Bank, the Grantor agrees not to sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any Collateral (other than (i) sales of inventory, (ii) grants of non-exclusive licenses or similar arrangements for the use of property of the Grantor, in each case in the ordinary course of business, (iii) sales, assignments, transfers, exchanges or other dispositions for fair value in the ordinary course of business), nor will the Grantor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, encumbrance, option or any other charge with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for (i) the lien and security interest provided for by this Agreement, (ii) as otherwise provided herein or in the Note or (iii) Permitted Liens.

(d) The Grantor will not change jurisdiction of its incorporation or organization (by migratory merger or otherwise) except upon 30 days’ prior written notice to the Bank.

(e) The Bank may, in its name, or in the name of the Grantor:  (i) execute and file financing statements under the UCC or any other filings or notices necessary or desirable to create, perfect or preserve its security interest, all without notice (except as required by applicable law and not waivable) and without liability except to account for property actually received by it; (ii) demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any item of the Collateral  (but shall be under no obligation to do so); (iii) make any notification (to the issuer of any certificate or security, or otherwise, or take any other action in connection with the perfection or preservation of its security interest  or any enforcement of remedies, and retain any documents evidencing the title of the Grantor to any item of the Collateral; and (iv) issue entitlement orders with respect to any of the Collateral.

The Grantor agrees that it will not file or permit to be filed any termination statement with respect to the Collateral or any financing or like statement with respect to the Collateral in which the Bank is not named as the sole secured party except in connection with Permitted Liens or consent or be a party to any Account Control Agreement with respect to any Collateral to which the Bank is not a party.  At the request of the Bank the Grantor agrees to do all other things which the Bank may deem necessary or advisable in order to perfect and preserve its security interest, perfection and operational control and to give effect to the rights granted to the Bank under this Agreement or enable the Bank to comply with any applicable laws or regulations.  Notwithstanding the foregoing, the Bank does not assume any duty with respect to the Collateral and is not required to take any action to collect, preserve or protect its or the Grantor’s rights in any item of the Collateral.  The Grantor releases the Bank and agrees to hold the Bank harmless from any claims, causes of action and demands at any time arising with respect to this Agreement, the use or disposition of any item of the Collateral or any action taken or omitted to be taken by the Bank with respect thereto, except, in each case, for claims, causes of action and demands arising from (i) Bank’s gross negligence or willful misconduct or (ii) Bank’s obligations as a secured party under this Agreement or under applicable law.

4. Currency Conversion. For calculation purposes, any currency in which the Collateral is denominated (the “Collateral Currency”) will be converted into the currency of the Liabilities (the “Liability Currency”) at the spot rate of exchange for the purchase of the Liability Currency with the Collateral Currency quoted by the Bank at such place as the Bank deems appropriate (or, if no such rate is quoted on any relevant date, estimated by the Bank on the basis of the Bank’s last quoted spot rate) or another prevailing rate that the Bank deems more appropriate.

5. Remedies.

Upon the occurrence and during the continuance of a Default, the Bank will have the rights and remedies under the UCC and the other rights granted to the Bank under this Agreement and may exercise its rights without regard to any premium or penalty from liquidation of any Collateral and without regard to the Grantor’s basis or holding period for any Collateral.

The Bank may sell in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at the price as the Bank deems best, for cash or on credit or for other property, for immediate or future delivery, any item of the Collateral, at any broker’s board or at public or private sale, in any reasonable manner permissible under the UCC (except that, to the extent permissible under the UCC, the Grantor waives any requirements of the UCC) and the Bank or anyone else may be the purchaser of the Collateral and hold it free from any claim or right including, without limitation, any equity of redemption of the Grantor, which right the Grantor expressly waives.

The Bank may also, in its sole discretion: (i) convert any part of the Collateral Currency into the Liability Currency;  (ii) hold any monies or proceeds representing the Collateral in a cash collateral account in the Liability Currency or other currency that the Bank reasonably selects; (iii) invest such monies or proceeds on behalf of the Grantor; and (iv) apply any portion of the Collateral, first, to all costs and expenses of the Bank, second, to the payment of interest on the Liabilities and any fees or commissions to which the Bank may be entitled, third, to the payment of principal of the Liabilities, whether or not then due, and fourth, to the Grantor.

The Grantor will pay to the Bank all expenses (including attorneys’ fees and legal expenses incurred by the Bank and the allocated costs of its in-house counsel) in connection with the exercise of any of the Bank’s rights or obligations under this Agreement or the Note.  The Grantor will take any action requested by the Bank to allow it to sell or dispose of the Collateral.  Notwithstanding that the Bank may continue to hold Collateral and regardless of the value of the Collateral, the Grantor will remain liable for the payment in full of any unpaid balance of the Liabilities.

6. Jurisdiction.

To the maximum extent not prohibited by applicable law, the Grantor hereby irrevocably: (i) submits to the jurisdiction of any New York state or United States federal court sitting in New York City over any action or proceeding arising out of this Agreement;(ii) agrees that all claims in respect of such action or proceeding may be held and determined in such New York state or federal court;  (iii) agrees that any action or proceeding brought against the Bank may be brought only in a New York state or United States federal court sitting in New York county;  (iv) consents to the service of process in any such action or proceeding in either of said courts by mailing thereof by the Bank by registered or certified mail, postage prepaid, to the Grantor at its address specified on the signature page hereof, or at the Grantor’s most recent mailing address as set forth in the records of the Bank; and (v) waives any defense on the basis of inconvenient forum.

The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit or proceeding in such state.  Nothing herein shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any action or proceeding against the Grantor or its property in the courts of any other jurisdiction.

7. Waiver of Jury Trial.  THE UNDERSIGNED AND THE BANK EACH WAIVE ANY RIGHT TO JURY TRIAL.

8. Notices. Unless otherwise agreed in writing, notices may be given to the Bank and the Grantor at their telecopier numbers (confirmed by telephone to their telephone numbers) or addresses listed on the signature page of this Agreement, or such other telecopier (and telephone) number or addresses communicated in writing by either party to the other.  Notices to the Bank are effective on receipt.

9. Miscellaneous.

(a) This Agreement shall be binding on the Grantor and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns, except that the Grantor may not delegate any of its obligations hereunder without the prior written consent of the Bank.

(b) No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor will be effective unless it is in writing and signed by the Grantor and the Bank and will be effective only in that specific instance and for that specific purpose.  No failure on the part of the Bank to exercise, and no delay in exercising, any right will operate as a waiver or preclude any other or further exercise or the exercise of any other right.

(c) The rights and remedies in this Agreement are cumulative and not exclusive of any rights and remedies which the Bank may have under law or under other agreements or arrangements with the Grantor or any other party (including, without limitation, any Account Control Agreement).

(d) The provisions of this Agreement are intended to be severable.  If for any reason any provision of this Agreement is not valid or enforceable in whole or in part in any jurisdiction, that provision will, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without in any manner affecting the validity or enforceability in any other jurisdiction or the remaining provisions of this Agreement.

(e) The Grantor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any other notices and demands, whether or not relating to those instruments.

(f) This Agreement is governed by and construed according to the law of the State of New York, without regard to the conflict of laws principles, and with the laws of the United States of America as applicable.

(g) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

(h) This Agreement supersedes in its entirety the Fourth Amended and Restated Security Agreement dated January 11, 2011, as amended, by the Grantor and the Bank.

(i) If the Bank shall receive any payment of royalties or other funds payable to the Borrower under the Sony Patent License Agreement, the Bank, upon notice from the Convertible Note Collateral Agent accompanied by evidence reasonably satisfactory to the Bank that such payment was made pursuant to the Sony Patent License Agreement, shall pay promptly to or at the direction of the Convertible Note Collateral Agent the amount thereof (without interest).

The rest of this page is intentionally blank.

IN WITNESS WHEREOF, the Grantor has signed this Agreement as of the date first written above.

ACCEPTED:

JPMorgan Chase Bank, N.A.

By:      /s/ Nancy A. Sheppard
            Nancy A. Sheppard
            Managing Director

Address for notices to the Bank:

JPMorgan Chase Bank, N.A.
Attn:  Keith Straw
270 Park Avenue, 17th Floor
New York, NY 10017
Telecopier:  (212) 464-2531
Telephone:  (212) 464-0960

With a courtesy copy to

JPMorgan Chase Bank, N.A.
Attn:  Nancy A. Sheppard
560 Mission Street, 19th floor
San Francisco, CA 94105
Telecopier:  (415) 315-8272
Telephone:  (415) 315-8285

Avistar Communications Corporation

By:         /s/ Robert F. Kirk
Name: Robert F. Kirk
Title: CEO

By:          /s/Elias MurrayMetzger
Name: Elias MurrayMetzger
Title: CFO

Address for Notices to the Grantor:

Attn:  Chief Financial Officer
Avistar Communications Corporation
1875 S. Grant Street, 10th Floor
San Mateo, CA 94402
Telecopier:  (650) 525-1360
Telephone:  (650) 525-3310

State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2011, before me, the undersigned, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2011, before me, the undersigned, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

Exhibit A

PATENTS

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
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5867654	US	6/7/1996	Two monitor videoconferencing hardware Ludwig, Lester F.
5978835	US	6/7/1996	Multimedia mail, conference recording and documents in video conferencing Ludwig, Lester F.
5896500	US	6/7/1996	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective AV device Ludwig, Lester F.
5884039	US	6/7/1996	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
5617539	US	6/7/1996	Multimedia collaboration system with separate data network and A/V network controlled by information transmitting on the data network Ludwig, Lester F.
5802294	US	6/7/1996
Teleconferencing system in which first location video mosaic generator sends combined local participants images to second location video mosaic generator for displaying combined images Ludwig, Lester F.

5758079	US	6/7/1996	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
5854893	US	6/10/1996	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
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6351762	US	6/7/1996	Method and system for log-inbased video and multimedia calls Ludwig, Lester F.
6583806	US	4/7/1997	Videoconferencing hardware Ludwig, Lester F.
6343314	US	4/28/1997	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
6237025	US	12/19/1997	Multimedia collaboration system Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
6212547	US	5/5/1998	Based video and data conferencing Ludwig, Lester F.
6898620	US	5/5/1998	Multiplexing video and control signals onto UTP Ludwig, Lester F.
6437818	US	5/5/1998	Video conferencing on existing UTP infrastructure Ludwig, Lester F.
6426769	US	5/5/1998	High-quality switched analog video communications over unshielded twisted pair Ludwig, Lester F.
09/565677	US	5/4/2000	Scalable Networked Multimedia System And Applications Ludwig, Lester F.
7185054	US	11/1/2000	Participant display and selection in video conference calls Ludwig, Lester F.
6594688	US	06/11/2001	Dedicated echo canceler for a workstation Ludwig, Lester F.
7054904	US	4/9/2002	Marking and searching capabilities in multimedia documents within multimedia collaboration networks Ludwig, Lester F.
6789105	US	4/9/2002	Multiple-editor authoring of multimedia documents including real-time video and time-insensitive media Ludwig, Lester F.
6959322	US	3/4/2003	UTP based video conferencing Ludwig, Lester F.
10/382554	US	3/4/2003	Teleconferencing employing multiplexing of video and data conferencing signals J. Chris Lauwers
7206809	US	11/26/2003	Method for real-time communication between plural users Ludwig, Lester F.
7152093	US	11/26/2003	System for real-time communication between plural users Ludwig, Lester F.
7421470	US	11/26/2003	Method for real-time communication between plural users Ludwig, Lester F.
7433921	US	11/26/2003	System for real-time communication between plural users Ludwig, Lester F.
11/264926	US	11/1/2005	Audio communications using devices with different capabilities Lester F. Ludwig
11/264936	US	11/1/2005	Log-in based communications plus two data types Lester F. Ludwig
11/265059	US	11/1/2005	Using login-based addressing to communicate with listed users Lester F. Ludwig
11/265256	US	11/1/2005	Registration based addressing over multiple networks with digital audio communication Lester F. Ludwig
11/265394	US	11/1/2005	Registration based addressing and call handles to establish communication Lester F. Ludwig

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
7487210	US	1/12/2007	Method for managing real-time communications Ludwig, Lester F.
7412482	US	1/12/2007	System for managing real-time communications Ludwig, Lester F.
7437411	US	1/15/2007	Communication of a selected type over a wide area network Ludwig, Lester F.
7398296	US	1/16/2007	Networked audio communication over two networks Ludwig, Lester F.
7444373	US	1/16/2007	Wireless real-time communication Ludwig, Lester F.
7441001	US	1/18/2007	Real-time wide-area communications between ports Ludwig, Lester F.
7437412	US	1/19/2007	Real-time communication of a selected type Ludwig, Lester F.
11/668625	US	1/30/2007	Storing and accessing media files J. Chris Lauwers
11/669003	US	1/30/2007	Storage and playback of media files J. Chris Lauwers
11/737723	US	4/19/2007	Storing and accessing media files Lester F. Ludwig
90/009008	US	02/25/2008	Based video and data conferencing Ludwig, Lester F.
90/009015	US	02/29/2008	Video conferencing on existing UTP infrastructure Ludwig, Lester F.
90/009016	US	02/29/2008	System for providing a directory of AV devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
90/009020	US	05/20/2008	Multimedia collaboration system with separate data network and a/v network controlled by information transmitting on the data network Ludwig, Lester F.
90/009021	US	02/29/2008	System for real-time communication between plural users Ludwig, Lester F.
90/009031	US	03/05/2008	Remote participant hold and disconnect during videoconferencing Ludwig, Lester F.
CA2173204	CA	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
CA2173209	CA	10/03/1994	Multimedia collaboration system Ludwig, Lester F.
CA2204442	CA	03/16/1994	Multimedia collaboration system with separate data network and a/v network controlled by information transmitting on the data network Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
CA2296181	CA	10/03/1994	System for providing a directory of av devices and capabilities and call processing such that each participant participates to the extent of capabilities available Ludwig, Lester F.
CA2296182	CA	10/03/1994	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
CA2296185	CA	10/03/1994	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective av device Ludwig, Lester F.
CA2296187	CA	10/03/1994	Synchronization in video conferencing Ludwig, Lester F.
CA2296189	CA	10/03/1994	System for teleconferencing in which collaboration types and participants by names or icons are selected by a participant of the teleconference Ludwig, Lester F.
CA2297940	CA	03/16/1994	Two monitor videoconferencing hardware Ludwig, Lester F.
CH690154	CH	09/28/1994	Synchronization in video conferencing Ludwig, Lester F.
DE69426456.3	DE	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
DE69428725.3	DE	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
DE69429684.8	DE	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
DE69430272.4	DE	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
DE69431525.7	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69431536.2	DE	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
DE69432803.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
DE69433042.6	DE	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
DE69434762.0	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
DE69435132.6	DE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1307038	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR1705913	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
FR0721725	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
FR0721726	FR	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
FR0899952	FR	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
FR0899953	FR	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
FR0899954	FR	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
FR0898424	FR	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
FR0912055	FR	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
FR0912056	FR	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
GB1307038	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB1705913	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB2282506	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0721725	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
GB0721726	GB	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
GB2319135	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319136	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319137	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB2319138	GB	05/27/1994	Teleconferencing system Ludwig, Lester F.
GB0899952	GB	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
GB0899953	GB	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.
GB0899954	GB	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
GB0898424	GB	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
GB0912055	GB	03/16/1994	Multimedia collaboration system Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
GB0912056	GB	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
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SE1705913	SE	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
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90/009079	US	03/14/2008	Multimedia services using central office Ludwig, Lester F.
CA2208987	CA	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
GB2296620	GB	10/11/1995	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
GB0801858	GB	10/04/1995	Multimedia central office and method of providing a plurality of multimedia telecommunication services Ludwig, Jr., Lester Frank
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SG53410	SG	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
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10/931651	US	8/31/2004	Scalable networked multimedia system and applications Ludwig, Lester
CA2308147	CA	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
DE69837887.3	DE	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
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FR1814290	ES FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
FR1029273	FR	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1814290	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
GB1029273	GB	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
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11/625330	US	1/21/2007	Storing and accessing media files J. Chris Lauwers
90/009009	US	02/26/2008	Method for real-time communication between plural users Ludwig, Lester F.
90/009010	US	02/25/2008	Method and system for log-inbased video and multimedia calls Ludwig, Lester F.
90/009012	US	02/22/2008	Participant display and selection in video conference calls Ludwig, Lester F.
90/009013	US	02/25/2008	Multimedia collaboration system Ludwig, Lester F.
90/009018	US	03/03/2008	Synchronization in video conferencing Ludwig, Lester F.
90/009019	US	02/28/2008	System for call request which results in first and second call handle defining call state consisting of active or hold for its respective av device Ludwig, Lester F.
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Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
90/009024	US	02/27/2008	Multimedia mail, conference recording and documents in video conferencing Ludwig, Lester F.
90/009025	US	03/03/2008	Call control in video conferencing allowing acceptance and identification of participants in a new incoming call during an active teleconference Ludwig, Lester F.
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90/009035	US	03/06/2008	High-quality switched analog video communications over unshielded twisted pair Ludwig, Lester F.
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90/009040	US	03/05/2008	Teleconferencing system in which location video mosaic generator sends combined local participants images to second location video mosaic generator for displaying combined images Ludwig, Lester F.
90/009042	US	03/07/2008	Dedicated echo canceler for a workstation Ludwig, Lester F.
90/009044	US	03/14/2008	Multimedia collaboration system arrangement for routing compressed av signal through a participant site without decompressing the av signal Ludwig, Lester F.
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90/009081	US	03/14/2008	Marking and searching capabilities in multimedia documents within multimedia collaboration networks Ludwig, Lester F.
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EP1307038	EP	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
EP1705913	EP	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
EP0721725	EP	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
EP0721726	EP	10/03/1994	Videoconference signal switching without decompression Ludwig, Lester F.
EP0899952	EP	10/03/1994	Call detection and handling in multimedia collaboration system Ludwig, Lester F.
EP0899953	EP	10/03/1994	Participant location in multimedia collaboration system Ludwig, Lester F.

Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
EP0899954	EP	10/03/1994	Multimedia mail in teleconferencing system Ludwig, Lester F.
EP0898424	EP	03/16/1994	Multimedia teleconferencing system Ludwig, Lester F.
EP0912055	EP	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
EP0912056	EP	10/03/1994	Synchronization in a multimedia system Ludwig, Lester F.
EP99202661.7	EP	03/16/1994	Teleconferencing system Ludwig, Lester F.
PCT/US94/00 2961	WO	03/16/1994	Multimedia collaboration system Ludwig, Lester F.
PCT/US94/01 1193	WO	10/03/1994	Multimedia collaboration system Ludwig, Lester F.
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90/009080	US	03/14/2008	Methods and systems for multimedia communication via public telephone networks Ludwig, Jr., Lester Frank
EP0801858	EP	10/04/1995	Multimedia central office and method of providing a plurality of multimedia telecommunication services Ludwig, Jr., Lester Frank
PCT/US95/01 3016	WO	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
60/064266	US	11/04/1997	Video storage server Ludwig, Lester
EP1814290	EP	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
EP1029273	EP	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
PCT/US98/02 3596	WO	11/04/1998	Scalable networked multimedia system and applications Ludwig, Lester
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PCT/US06/00 1358	WO	01/12/2006	Multiple-channel codec and transcoder environment for gateway, MCU, broadcast and video storage applications J. Chris Lauwers
EP03023333.2	EP	10/04/1995	Multimedia communications via public telephone networks Ludwig, Jr., Lester Frank
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Patent or Application No.	Country	Filing Date	Title of Patent and First Named Inventor
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